UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 2, 2009
Lions Gate Entertainment Corp.
(Exact name of registrant as specified in charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A
(Address of principal executive offices)
1055 West Hastings Street, Suite 2200
Vancouver, British Columbia V6E 2E9
and
2700 Colorado Avenue, Suite 200
Santa Monica, California 90404
Registrant’s telephone number, including area code: (877) 848-3866
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On March 2, 2009, Lions Gate Entertainment Corp. (the “Company”) filed a Current Report on Form 8-K reporting that Lions Gate Entertainment, Inc. (“LGE”), a wholly-owned subsidiary of the Company, had closed the acquisition of all of the issued and outstanding equity interests of TV Guide Entertainment Group, Inc. (“TVGE”) for approximately $255 million in cash and assumed liabilities, subject to working capital and other indebtedness adjustments, pursuant to an Equity Purchase Agreement dated January 5, 2009 (the “Equity Purchase Agreement”), entered into by LGE with Gemstar-TV Guide International, Inc. (“Gemstar”), TVGE, its parent company, UV Corporation and Macrovision Solutions Corporation (“Macrovision”), the ultimate parent company of Gemstar, TVGE and UV Corporation. In connection with the transaction, Gemstar and its subsidiaries also transferred, assigned and licensed to LGE certain assets related to the TV Guide Network and the TV Guide Online (tvguide.com) business.
As part of the original Form 8-K, the Company indicated that the financial statements and pro forma financials required under Item 9.01 would be filed no later than 75 days following the date that the Form 8-K was required to be filed. This Form 8-K/A contains the required financial statements and pro forma financial information.
The description of the acquisition contained in this Item 2.01 is qualified in its entirety by reference to the full text of the Equity Purchase Agreement, which was filed as Exhibit 10.54 to a Current Report on Form 8-K filed on January 5, 2009 by the Company, which is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The audited combined balance sheets of the Network Business (a business unit of Macrovision) as of December 31, 2008 and 2007, and the related audited combined statements of operations, Macrovision’s net investment and cash flows for the period from May 2, 2008 through December 31, 2008, the period from January 1, 2008 through May 1, 2008, and for the years ended December 31, 2007 and 2006 and notes thereto. The Network Business represents the assets, liabilities and operations of TVGE.
(b) Pro forma financial information.
The unaudited pro forma condensed combined balance sheet as of December 31, 2008 and unaudited pro forma condensed combined statements of operations for the year ended March 31, 2008 and the nine months ended December 31, 2008 that give effect to the acquisition of TVGE.
(d) Exhibits

Exhibit
Number	Description
23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	The audited combined balance sheets of the Network Business (a business unit of Macrovision Solutions Corporation (“Macrovision”)) as of December 31, 2008 and 2007, and the related audited combined statements of operations, Macrovision’s net investment and cash flows for the period from May 2, 2008 through December 31, 2008, the period from January 1, 2008 through May 1, 2008, and for the years ended December 31, 2007 and 2006 and notes thereto.

99.2	The unaudited pro forma condensed combined balance sheet as of December 31, 2008 and the unaudited pro forma condensed combined statements of operations for the year ended

Exhibit
Number	Description
March 31, 2008 and the nine months ended December 31, 2008 that give effect to the acquisition of TV Guide Entertainment Group, Inc.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2009	LIONS GATE ENTERTAINMENT CORP.
/s/ James Keegan
James Keegan
Chief Financial Officer

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